UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2024

ZEGA Buy and Hedge ETF
Ticker: ZHDG

ZEGA Buy and Hedge ETF

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

ZEGA Buy and Hedge ETF

SHAREHOLDER LETTER (Unaudited)

Dear Shareholders,

When we developed the ZEGA Buy and Hedge ETF (the “Fund”) in 2021, our goal was to construct a portfolio that targets long-term equity returns via the S&P 500® Index (the “S&P 500®”) while taking less risk.

There are currently two main steps in the process:

1)Utilizing long deep-in-the-money call options and long put options (or spreads) on either the S&P 500® or the SPDR® S&P 500® ETF Trust that represents control of a commensurate notional value of equity exposure while seeking to limit the equity losses to a -8% to -10% level over a 12-month period. At the same time, the Fund targets an upside capture of between 70% to 75% over a 12-month period; and uses the remaining cash to build a portfolio of yield bearing securities to help offset the cost of our protective downside exposure thus reducing our cost of hedging.

2)Most of the yield bearing portion of the Fund’s portfolio is made up of U.S. Treasuries.

Performance Update

Since the Fund’s last fiscal period ended on April 30, 2023, we’ve seen equity markets move to fresh all-time highs. Corporate forward earnings estimates on S&P 500® companies rose in aggregate on a year-over-year basis into 2024, while the multiple (forward price-to-earnings ratio) increased as investors re-rated higher how much they would pay for those future expected earnings.

Despite prognostications for profit margins to ease, S&P 500® companies have continued to maintain pricing power coupled with reduction in costs which allowed margins to remain elevated.

So far in 2024 through April 30, equity markets have rallied to a new high in March before retracing in April.

The Federal Reserve (the “Fed”) hiked rates another 50 basis points before pausing after the July 2023 raise, but expectations for future rate cuts have significantly been reduced in both the number of cuts and the timing of said cuts. While the rate of increase in the Core Personal Consumption Expenditures Price Index (“PCE”) has slowed, it has yet to fall below the Fed’s 2% YoY (year over year) inflation target.

US CPI Supercore which excludes housing, food , and energy had a YoY increase through April 2024 of 4.88%. While goods inflation has been tamed, services have shown themselves to be much stickier.

The Fund’s year-to-date total return from January 1, 2024, through April 30, 2024, was +2.78% (Market) compared to its benchmark, the S&P 500®, which returned +6.04%.

For the 1-year period ended April 30, 2024, the Fund had a total return of +11.58% (NAV), while the Bloomberg US Aggregate Bond Index and the S&P 500® Total Return Index had returns of -1.47% and 22.66%, respectively.

In November of 2023, the team opportunistically adjusted the Fund’s portfolio to add both a long call spread and a covered call against the core deep in-the-money long term option on either the S&P 500® or the SPDR® S&P 500® ETF Trust.

This increased the amount of potential upside capture up to the point where the underlying assets reached the short call strikes.

Because markets moved higher above that cap, the Fund realized a higher initial capture before foregoing participation above the cap. In March the Fund removed those positions allowing for un-capped participation again which helped drive returns through April 30, 2024.

Coming into 2024 forecasts were calling for interest rate cuts and extending bond holding maturities further out in anticipation of said moves. As those cuts didn’t materialize and rates remained higher on short term bonds while further out, bonds with longer duration saw losses in early 2024.

Because the Fund continued to utilize short-term U.S. Treasuries for the interest-bearing portion of the portfolio, which kept sensitivity to changes in interest rates (risk) low, the fund was able to capture more yield without taking significant interest rate risk.

The Fund’s strategy performs best:

•When equity markets move materially higher, thus presenting the opportunity to capture a good percentage of the upward movement.

•When equity markets go down materially, thus presenting the opportunity to utilize hedging profits to reinvest into more long equity exposure at reduced levels.

During times of flatter markets, the Fund will tend to underperform due to the cost of hedging.

2

ZEGA Buy and Hedge ETF

Looking Ahead

We believe investors in the Fund are well-positioned to capitalize on any potential uptrend continuation of the underlying S&P 500® while still having important portfolio hedges in place that are designed to significantly reduce the downside. The Fund continues to have less interest rate risk sensitivity within the fixed income portion of the portfolio.

At the same time, the Fund’s portfolio has protective puts that are intended to put a floor in the equity downside should markets move into a significant bearish posture.

We believe investors should stay invested but be hedged.

Year-to-date the S&P 500® has defied many prognostications calling for recessions or a reduction in the forward multiple by making new all-time highs.

Analysts have raised their future S&P 500® forward earnings estimates as AI continues to tease greater productivity gains and capex spending going towards the larger companies within the index.

While the probability for multiple rate cuts through the end of 2024 by The Fed has declined, periods like the 1994-95 period era when federal funds rate hovered around 5% may offer an example where markets didn’t need the punchbowl of low rates to continue higher.

Tailwinds for equity markets might include better than expected earnings, slowing rate of change in CPI, no recession, solid employment situation, and investors continued willingness to pay a higher multiple for future growth.

Headwinds might include stickier or a reigniting of inflation, a Fed that guides toward no rate cuts, postponing cuts further into the future, or a reemergence of inflation forcing the Fed’s hand to increase rates.

While over the long run we’ve seen markets perform well with both Republican and Democratic Presidents, many are expecting some volatility during the upcoming election season.

For these reasons, we believe that investors should not try and time markets but remain invested in a hedged equity strategy on well diversified indexes.

We feel this potentially gives investors the ability to seek growth, capture a good portion of the upside in markets while helping to reduce the material downside should markets move lower.

Buying while hedging during uncertain times can be appropriate for a wide range of investors.

This material must be preceded or accompanied by a prospectus.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling 833-415-4006. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns beyond 1 year are annualized. The Fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the Fund was traded. The Fund intends to pay out dividends and interest income, if any, annually. There is no guarantee these distributions will be made.

SHAREHOLDER LETTER (Unaudited) (Continued)

3

ZEGA Buy and Hedge ETF

SHAREHOLDER LETTER (Unaudited) (Continued)

The S&P 500® Index is a widely regarded index that measures the performance of 500 U.S. companies across 11 sectors. The Bloomberg US Aggregate Bond Index, is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

Duration is a measure of the relationship between interest rates and price for a fixed income security. Positive duration refers to a relationship whereby prices decline as interest rates rise, while negative duration refers to a relationship whereby prices increase as interest rates rise.

Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. While the earnings used in this formula are just an estimate and not as reliable as current or historical earnings data, there are still benefits to estimated P/E analysis.

A call option (or “call”) is a financial contract that gives the option buyer the right but not the obligation to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

A put option (or “put”) is a contract giving the option buyer the right, but not the obligation, to sell—or sell short—a specified amount of an underlying security at a predetermined price within a specified time frame.

The equity securities underlying the Fund’s option investments may experience sudden, unpredictable drops in value or long periods of decline in value. The Fund invests in options, which are a form of derivative investment. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The Fund may invest in fixed income securities directly or through ETFs or other investment companies. Fixed income securities are subject to interest rate risk (discussed further herein), call risk, prepayment and extension risk, credit risk (discussed further herein), and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund is a recently organized management investment company with limited operating history.

As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Distributed by Foreside Fund Services, LLC

4

ZEGA Buy and Hedge ETF

PERFORMANCE SUMMARY (Unaudited)

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
7/6/21
7/31/21
10/31/21
1/31/22
4/30/22
7/31/22
10/31/22
1/31/23
4/30/23
7/31/23
10/31/23
1/31/24
4/30/24
ZEGA Buy and Hedge ETF - NAV
ZEGA Buy and Hedge ETF - Market
Bloomberg US Aggregate Bond Index
S&P 500® Total Return Index

Annualized Returns for the Year Ended April 30, 2024:	1 Year	Since Inception (7/6/2021)	Ending Values (04/30/24)
ZEGA Buy and Hedge ETF - NAV	11.58%	-1.14%	$9,683
ZEGA Buy and Hedge ETF - Market	10.92%	-1.21%	$9,662
Bloomberg US Aggregate Bond Index	-1.47%	-4.28%	$8,841
S&P 500® Total Return Index	22.66%	7.05%	$12,114

This chart illustrates the performance of a hypothetical $10,000 investment made on July 6, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 415-4006. The Fund’s expense ratio is 0.97% (as of the Fund’s most recently filed Prospectus dated August 28, 2023).

5

ZEGA Buy and Hedge ETF

PORTFOLIO ALLOCATION at April 30, 2024 (Unaudited)

Sector	% of Net Assets
Options Purchased	68.9%
U.S. Treasury Obligations	27.1
Cash Equivalents(a)	4.3
Options Written	(0.3)
100.0%

(a)Represents short-term investments and assets in excess of liabilities (not including options written).

ZEGA Buy and Hedge ETF

6

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS as of April 30, 2024

OPTIONS PURCHASED - 68.9%	Notional Amount	Contracts	(a)	Value
Call Options – 67.0%
SPDR S&P 500® ETF, Expiration: 12/19/2025; Exercise Price: $205.01(b)	$38,652,460	770		$23,729,262

Put Options – 1.9%
SPDR S&P 500 ETF
Expiration: 09/20/2024; Exercise Price: $470.00	13,603,658	271		180,893
Expiration: 01/17/2025; Exercise Price: $470.00	15,260,192	304		361,760
Expiration: 03/21/2025; Exercise Price: $415.00	9,788,610	195		122,265
Total Put Options				664,918
TOTAL OPTIONS PURCHASED (Cost $23,930,213)				24,394,180

U.S. TREASURY OBLIGATIONS – 27.1%		Par
United States Treasury Note/Bond
3.00%, 06/30/2024(c)		$4,477,000		4,458,762
0.75%, 11/15/2024(c)		5,274,000		5,146,147
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,615,050)				9,604,909

SHORT-TERM INVESTMENTS – 4.2%		Shares
Money Market Funds – 4.2%
Dreyfus Treasury Securities Cash Management, 4.38%(c)(d)		89,100		89,100
First American Government Obligations Fund - Class X, 5.23%(d)		1,415,050		1,415,050
TOTAL SHORT-TERM INVESTMENTS (Cost $1,504,150)				1,504,150

TOTAL INVESTMENTS – 100.2% (Cost $35,049,413)				$35,503,239
Liabilities in Excess of Other Assets – (0.2)%				(63,295)
TOTAL NET ASSETS – 100.0%				$35,439,944

Percentages are stated as a percent of net assets.

(a)100 shares per contract.

(b)FLexible EXchange® Options.

(c)All or a portion of this security is held at the broker as collateral in connection with options. As of April 30, 2024, the value of these securities amounts to $5,326,164 or 15.0% of net assets.

(d)The rate shown represents the annualized 7-day yield as of April 30, 2024.

ZEGA Buy and Hedge ETF

7

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS as of April 30, 2024 (Continued)

OPTIONS WRITTEN – (0.3)%	Notional Amount	Contracts	(a)	Value
Put Options – (0.3)%
SPDR S&P 500 ETF, Expiration: 01/17/2025; Exercise Price: $385.00	$(15,260,192)	(304)		$(97,280)
TOTAL OPTIONS WRITTEN (Premiums received $146,607)				$(97,280)

Percentages are stated as a percent of net assets.

(a)100 shares per contract.

ZEGA Buy and Hedge ETF

8

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2024

Assets:
Investments in securities, at value (Cost $35,049,413) (Note 2)	$35,503,239
Receivables:
Interest	66,850
Total assets	35,570,089

Liabilities:
Options written (Premiums received of $146,607) (Note 2)	97,280
Payables:
Investment securities purchased	1,050
Management fees (Note 4)	31,638
Interest	177
Total liabilities	130,145
Net Assets	$35,439,944

Components of Net Assets:
Paid-in capital	$51,307,671
Total distributable (accumulated) earnings (losses)	(15,867,727)
Net assets	$35,439,944

Net Asset Value (unlimited shares authorized):
Net assets	$35,439,944
Shares of beneficial interest issued and outstanding	1,950,000
Net asset value	$18.17

ZEGA Buy and Hedge ETF

9

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Year Ended April 30, 2024

Investment Income:
Interest income	$724,673
Total investment income	724,673

Expenses:
Management fees (Note 4)	464,792
Interest expense (Note 7)	13,127
Net expenses	477,919
Net investment income (loss)	246,754

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,231,780
Options written	(6,161,705)
Change in net unrealized appreciation/depreciation on:
Investments	(56,619)
Options written	49,327
Net realized and unrealized gain (loss)	5,062,783
Net increase (decrease) in net assets resulting from operations	$5,309,537

ZEGA Buy and Hedge ETF

10

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$246,754	$2,252,954
Net realized gain (loss)	5,070,075	(18,795,915)
Change in net unrealized appreciation/depreciation	(7,292)	9,093,324
Net increase (decrease) in net assets resulting from operations	5,309,537	(7,449,637)

Distributions to Shareholders:
Distributable earnings	(523,645)	(2,096,668)
Return of capital	(208,455)	—
Distributions to shareholders	(732,100)	(2,096,668)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(1)	(24,530,223)	(52,046,138)
Total increase (decrease) in net assets	(19,952,786)	(61,592,443)

Net Assets:
Beginning of year	55,392,730	116,985,173
End of year	$35,439,944	$55,392,730

(1)Summary of share transactions is as follows:

	Year Ended April 30, 2024		Year Ended April 30, 2023
	Shares	Value	Shares	Value
Shares sold	25,000	$440,112	1,225,000	$21,249,060
Shares redeemed	(1,425,000)	(24,970,335)	(4,250,000)	(73,295,198)
Net increase (decrease)	(1,400,000)	$(24,530,223)	(3,025,000)	$(52,046,138)

ZEGA Buy and Hedge ETF

11

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended April 30, 2024		Year Ended April 30, 2023		Period Ended April 30, 2022(1) (Unaudited)
Net asset value, beginning of year/period	$16.54		$18.35		$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.09		0.46		0.34
Net realized and unrealized gain (loss)(3)	1.81		(1.70)		(1.71)
Total from investment operations	1.90		(1.24)		(1.37)

Less Distributions:
From net investment income	(0.19)		(0.57)		(0.28)
From return of capital	(0.08)		—		—
Total distributions	(0.27)		(0.57)		(0.28)

Net asset value, end of year/period	$18.17		$16.54		$18.35
Total return(4)	11.58%		(6.67)%		(7.01	)%(5)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$35.4		$55.4		$117.0
Ratio of expenses to average net assets	0.98	%(7)	0.95	%(8)	0.95	%(9)
Ratio of net investment income (loss) to average net assets	0.50	%(10)	2.68%		2.09	%(9)
Portfolio turnover rate(6)	80%		214%		107	%(5)

(1)The Fund commenced operations on July 6, 2021. The information presented is from July 6, 2021 to April 30, 2022.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the timing of share transactions for the period.

(4)Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the payable date net asset value per share on their respective payment dates. Additional performance information is presented in the Performance Summary.

(5)Not annualized.

(6)Excludes the impact of in-kind transactions.

(7)The ratio of expenses to average net assets includes broker interest expense. The expense ratio excluding interest expense is 0.95% for the year ended April 30, 2024.

(8)Includes interest from credit facility borrowing.

(9)Annualized.

(10)The ratio of net investment income (loss) to average net assets includes interest expense.

12

ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024

NOTE 1 – ORGANIZATION

The ZEGA Buy and Hedge ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and ZEGA Financial, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on July 6, 2021.

The investment objective of the Fund is to seek long-term capital appreciation while mitigating overall market risk.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Options are valued at the mean between the closing bid and ask prices as provided by an independent pricing agent.

FLexible EXchange® Options (“FLEX Options”) listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trade price, this same-day market trade price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s net asset value (“NAV”). If either pricing vendor is not available to provide a model price for that day, the value of a FLEX Option will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures (as referenced below). In instances where in the same trading day a particular FLEX Option is both represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than using the model price otherwise available for the in-kind transaction.

13

ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities (listed above).

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024:

ZEGA Buy and Hedge ETF	Level 1	Level 2	Level 3	Total
Assets:
Options Purchased	$—	$24,394,180	$—	$24,394,180
U.S. Treasury Obligations	—	9,604,909	—	9,604,909
Money Market Funds	1,504,150	—	—	1,504,150
Total Assets	$1,504,150	$33,999,089	$—	$35,503,239

Liabilities:
Options Written	$—	$(97,280)	$—	$(97,280)
Total Liabilities	$—	$(97,280)	$—	$(97,280)

B.Derivative Investments. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the underlying asset (or deliver cash equal to the value of an underlying index) at a specified price (“strike price”). In the event the underlying asset declines in value, the value of a call option will generally decrease (and may end up worthless) and the value of a put option will generally increase. In the event the underlying asset appreciates in value, the value of a call option will generally increase, and the value of a put option will generally decrease (and may end up worthless). FLEX Options are for settlement by the Options Clearing Corporation (“OCC”). The Sub-Adviser may “ladder” the Fund’s S&P 500® option positions.

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

“Laddering” is an investment technique that utilizes multiple option positions over multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable financial environment, as well as creating more opportunities to roll hedges and secure gains during extended periods of market appreciation.

The Sub-Adviser will ladder the Fund’s S&P 500® option positions by investing in options with multiple expiration dates over a 12-month period using at least two intervals or “rungs.” By regularly rebuilding each ladder rung as options expire the Sub-Adviser will seek to achieve additional equity exposure as markets experience reduced prices (essentially buying on dips) or realize gains as market prices increase and as hedged positions are reestablished at higher levels.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the year ended April 30, 2024, the Fund’s monthly average quantity and notional value are described below:

	Average Contracts	Average Notional Amount
Options Purchased	2,312	$106,241,694
Options Written	704	33,018,781

Statement of Assets and Liabilities

Fair value of derivative instruments as of April 30, 2024:

Instrument	Asset Derivatives as of April 30, 2024		Liability Derivatives as of April 30, 2024
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts – Call and Put Options Purchased	Investments in Securities, at Value	$24,394,180	—	$ —
Equity Contracts – Put Options Written	—	—	Options Written	97,280

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2024:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Equity Contracts – Call and Put Options Purchased	Net Realized Gain (Loss) on Investments	$11,415,637	$(269,033)
Equity Contracts – Put Options Written	Net Realized Gain (Loss) on Options Written	(6,161,705)	49,327

The Fund is not subject to a master netting agreement with respect to the Fund’s investment in options written and options purchased; therefore, no additional disclosures regarding netting arrangements are required.

C.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of April 30, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

D.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

J.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemption in-kind. For the year ended April 30, 2024, the following adjustments were made:

Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
$(23,322)	$23,322

During the year ended April 30, 2023, the Fund realized $23,322 in net capital losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains/losses are not taxable to the Fund, and gains are not distributed to shareholders, they have been reclassified from accumulated earnings to paid-in capital.

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

K.Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

L.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

M. Other Regulatory Matters. In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee information in Investment Company Advertisements. The rule and form amendments will, among other things, require the funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023.There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Risks of Investing in Derivatives. The Fund invests in options, which are a form of derivative investment. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders. The Fund’s transactions in derivatives may result in the Fund realizing more short term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

•Options Risk. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, may reduce the Fund’s ability to achieve returns equal to the underlying asset. This means that if the underlying asset price changes, the Fund may not benefit to the same extent or at the same rate as the underlying asset price changed. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying index or reference asset or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

B.Equity Markets Risk. The equity securities underlying the Fund’s option investments may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

C.FLEX Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

D.Fixed Income Securities Risk. The Fund may invest in fixed income securities directly or through ETFs or other investment companies. Fixed income securities are subject to interest rate risk (discussed further herein), credit risk (discussed further herein), call risk, prepayment and extension risk, and liquidity risk. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

E.General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

F.High Yield Securities Risk. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

G.Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described below.

H.Credit Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

I.Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

J.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the Fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

K.High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

L.Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

M.Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

N.Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. Although the Sub-Adviser has experience managing separate accounts employing the Fund’s strategy, the Sub-Adviser may not be able to replicate the historical performance of the strategy.

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ZEGA Buy and Hedge ETF

O.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

P.Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete.

Q.Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

R.Tax Risk. The Fund’s investments and investment strategies, including transactions in options contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, to the extent that any option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index and other financial contracts.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.95%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”) and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended April 30, 2024 are disclosed in the Statement of Operations.

The Sub-Adviser serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets. The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Fund’s unitary fee less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below) which is an affiliate of the Adviser.

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s subadministrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended April 30, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $27,692,750 and $52,463,429, respectively.

For the year ended April 30, 2024, purchases and sales of long-term U.S. government securities were $6,185,278 and $9,503,978, respectively.

For the year ended April 30, 2024, in-kind transactions associated with creations and redemptions for the Fund were $- and $2,435,367, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2024 and April 30, 2023, respectively, were as follows:

Distributions paid from:	April 30, 2024	April 30, 2023
Ordinary income	$523,645	$2,096,668
Return of capital	208,455	—
Total distributions paid	$732,100	$2,096,668

As of the most recent fiscal year ended April 30, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

	April 30, 2024(2)
Cost of investments, including options written(1)	$35,162,994
Gross tax unrealized appreciation	765,039
Gross tax unrealized depreciation	(278,187)
Net tax unrealized appreciation (depreciation)	486,852
Undistributed ordinary income (loss)	—
Undistributed long-term capital gain (loss)	—
Total distributable earnings	—
Other accumulated gain (loss)	(16,354,579	)(3)
Total distributable (accumulated) earnings (losses)	$(15,867,727)

(1)The difference between book and tax-basis unrealized appreciation is attributable primarily to the treatment of wash sales.

(2)The Fund utilized $5,826,463 in capital loss carryovers during the year ended April 30, 2024.

(3)Includes straddle loss deferral of $765,038.

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ZEGA Buy and Hedge ETF

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of April 30, 2024, the Fund had not elected to defer any post-October or late year losses. As of April 30, 2024, the Fund had short-term and long-term capital loss carryovers of $11,655,076 and $3,934,465, respectively, both of which do not expire.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended April 30, 2024, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	1,321,000
Average daily loan outstanding	5,659
Credit facility outstanding as of April 30, 2024	—
Average interest rate, when in use	8.50%
Interest rate terms	Prime
Interest rate as of April 30, 2024	8.50%
Expiration date	June 26, 2024

Interest expense incurred for the year ended April 30, 2024 is disclosed in the Statement of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

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ZEGA Buy and Hedge ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

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ZEGA Buy and Hedge ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of ZEGA Buy and Hedge ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ZEGA Buy and Hedge ETF (the “Fund”), a series of Tidal ETF Trust, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended April 30, 2024 and 2023 and for the period from July 6, 2021 (commencement of operations) to April 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2024

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ZEGA Buy and Hedge ETF

EXPENSE EXAMPLE For the Six Months Ended April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from November 1, 2023 to April 30, 2024.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period November 1, 2023 – April 30, 2024(1)
Actual	$1,000.00	$1,111.60	$5.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.85	$5.07

(1)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 1.01%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent six-month period).

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ZEGA Buy and Hedge ETF

Investment Advisory and Sub-Advisory Agreement Renewals (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on April 3, 2024 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the ZEGA Buy and Hedge ETF (the “Fund”), a series of the Trust, and Tidal Investments LLC (formerly, Toroso Investments, LLC), the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund, including trade execution and recommendations with respect to the hiring, termination, or replacement of sub-advisers to the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Fund, as well as the responsibilities of other key personnel of the Adviser involved in the daytoday activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”), the Fund’s sub-adviser, and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, the investment purpose and potential benefits and risks of the Fund’s use of derivatives instruments, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Adviser is responsible for trade execution for the Fund and the Sub-Adviser is responsible for portfolio investment decisions for the Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Adviser. The Board considered the investment performance of the Fund and the Adviser. The Board also considered the Fund’s performance against its benchmark index and select peer groups. The Board also considered that because the portfolio investment decision-making for the Fund is performed by the Sub-Adviser, the Fund’s performance is not the direct result of investment decisions made by the Adviser.

The Board considered the performance of the Fund on an absolute basis, in comparison to its benchmark index (the S&P 500 Total Return Index) and in comparison to a secondary benchmark index (the Bloomberg U.S. Aggregate Bond Index). The Board also considered comparative information prepared by the Adviser, in partnership with AltaVista Research, LLC, a third-party ETF research firm, comparing the Fund to a peer group of ETFs within the Fund’s designated Morningstar category (a peer group of U.S. derivative income funds) (the “ZHDG Peer Group”), as well as a peer group of ETFs representing a subset of the ZHDG Peer Group based on select criteria (the “ZHDG Select Peer Group”). The Board noted that the Fund underperformed the S&P 500 Total Return Index over the one-year and since inception periods ended December 31, 2023, but outperformed the

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ZEGA Buy and Hedge ETF

Investment Advisory and Sub-Advisory Agreement Renewals (Unaudited) (Continued)

Bloomberg U.S. Aggregate Bond Index over the one-year and since inception periods ended December 31, 2023. The Board also considered that the Fund outperformed the ZHDG Peer Group median and average over the one-year period ended February 29, 2024. The Board also noted that the Fund ranked 13 out of 32 funds in the ZHDG Peer Group over the one-year period ended February 29, 2024.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fees and resources, subject to the Sub-Adviser’s contractual agreement to assume such obligation in exchange for the profits, if any, generated by the Fund’s unitary fee. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement. The Board considered that the Fund’s advisory fee of 0.95% was above the ZHDG Peer Group and ZGDG Select Peer Group averages of 0.74% and 0.90%, respectively, and that the Fund’s expense ratio of 0.97% (which included acquired fund fees and expenses of 0.02%) was above the ZHDG Peer Group and ZHDG Select Peer Group averages of 0.76% and 0.90%, respectively.

The Board concluded that the Fund’s expense ratio and the advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s investment strategy. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profits realized by the Adviser from its relationship with the Fund, and concluded that the fees had not been, and currently were not, excessive, and the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to its peer groups and discussed realized and potential economies of scale. The Board considered the potential economies of scale that the Fund might realize under the structure of the advisory fee. The Board noted that the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structure.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) the approval of the renewal of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

At the meeting held on April 3, 2024, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and ZEGA. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the

27

ZEGA Buy and Hedge ETF

Investment Advisory and Sub-Advisory Agreement Renewals (Unaudited) (Continued)

Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of ZEGA’s overall services provided to the Fund as well as its specific responsibilities in aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of Mick Brokaw and Jay Pestrichelli who each serve as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of ZEGA involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by ZEGA, including information regarding ZEGA’s compliance program, its compliance personnel and compliance record, as well as ZEGA’s cybersecurity program and business continuity plan. The Board noted that ZEGA manages other separately managed accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, the investment purpose and potential benefits and risks of the Fund’s use of derivative instruments, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that ZEGA is responsible for the Fund’s investment selection, subject to oversight by the Adviser.

The Board concluded that ZEGA had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as ZEGA’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Sub-Adviser. In considering Fund performance, the Board noted that ZEGA is responsible for selecting investments for the Fund. Accordingly, the Board discussed the performance of the Fund on an absolute basis, in comparison to its benchmark index (the S&P 500 Total Return Index), in comparison to a secondary benchmark index (the Bloomberg U.S. Aggregate Bond Index) and in comparison to the ZHDG Peer Group. The Board noted that the Fund underperformed the S&P 500 Total Return Index over the one-year and since inception periods ended December 31, 2023, but outperformed the Bloomberg U.S. Aggregate Bond Index over the one-year and since inception periods ended December 31, 2023. The Board also considered that the Fund outperformed the ZHDG Peer Group median and average over the one-year period ended February 29, 2024. The Board also noted that the Fund ranked 13 out of 32 funds in the ZHDG Peer Group over the one-year period ended February 29, 2024. The Board also noted that the Fund’s total returns (based on the Fund’s net asset value) were in-line with the returns of a composite of other separately-managed accounts of ZEGA that utilize a strategy similar to that employed by the Fund.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that ZEGA has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from ZEGA’s continued management.

3.Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to ZEGA under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the services performed by ZEGA. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by the Fund are not directly affected by the sub-advisory fees paid to ZEGA. Consequently, the Board did not consider the cost of services provided by ZEGA or profitability from its relationship with the Fund to be material factors for consideration given that ZEGA is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to ZEGA were negotiated on an arm’s-length basis. Based on all of these

28

ZEGA Buy and Hedge ETF

Investment Advisory and Sub-Advisory Agreement Renewals (Unaudited) (Continued)

factors, the Board concluded that the sub-advisory fees paid to ZEGA by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by ZEGA.

4.Extent of Economies of Scale as the Fund Grows. Since the sub-advisory fees payable to ZEGA are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as the Fund’s assets increase.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by ZEGA from its association with the Fund. The Board concluded that the benefits ZEGA may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that ZEGA provides to the Fund; and (c) the approval of the renewal of the Sub-Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

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ZEGA Buy and Hedge ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	33	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	33	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	33	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	33

Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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ZEGA Buy and Hedge ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3)The Trust, as of the date of this shareholder report, offers for sale to the public 33 of the 47 funds registered with the SEC.

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ZEGA Buy and Hedge ETF

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended April 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended April 30, 2024 was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended April 30, 2024, was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended April 30, 2024, was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 415-4006 or by accessing the Fund’s website at www.zegaetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 is available upon request without charge by calling (833) 415-4006 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.zegaetfs.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 415-4006. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or on the Fund’s website at www.zegaetfs.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.zegaetfs.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 415-4006. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.zegaetfs.com.

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
ZEGA Financial, LLC
3801 PGA Boulevard, Suite 600
Palm Beach Gardens, Florida 33410

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
ZEGA Buy and Hedge ETF	ZHDG	886364660

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

ZEGA Buy and Hedge ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$13,500	$13,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 3, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	July 3, 2024

* Print the name and title of each signing officer under his or her signature.